UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
November 3, 2016

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-166240-01, 333-188583-01, 333-189182-01 and 333-208463
Central Index Key Number of Issuing Entity: 0001282663

 World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-166240-02, 333-189182-02 and 333-208463-02
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-166240, 333-188583, 333-189182 and 333-208463-01
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 3, 2016, World Financial Network Credit Card Master Note Trust, as issuer (the "Issuer"), and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.), as indenture trustee (the "Indenture Trustee"), entered into the Series 2016-C Indenture Supplement (the "Series 2016-C Indenture Supplement"), a copy of which is filed with this Form 8-K as Exhibit 4.1.

Item 8.01. Other Events.

Issuance of Series 2016-C Notes

On November 3, 2016, the Issuer issued $350,000,000 of Series 2016-C Class A Asset Backed Notes (the "Series 2016-C Class A Notes") and $21,875,000 of Series 2016-C Class M Asset Backed Notes (the "Series 2016-C Class M Notes," and together with the Series 2016-C Class A Notes, the "Series 2016-C Offered Notes"), $17,270,000 of Series 2016-C Class B Asset Backed Notes (the "Series 2016-C Class B Notes"), $51,809,000 of Series 2016-C Class C Asset Backed Notes (the "Series 2016-C Class C Notes"), and $19,573,000 of Series 2016-C Class D Asset Backed Notes (the "Series 2016-C Class D Notes" and, together with the Series 2016-C Class B Notes and the Series 2016-C Class C Notes, the "Series 2016-C Retained Notes," and, together with the Series 2016-C Offered Notes, the "Series 2016-C Notes") described in a Prospectus dated October 27, 2016.

Use of Proceeds – Series 2016-C Notes

The public offering of the Series 2016-C Offered Notes was made under the registration statement on Form SF-3 (File Nos. 333-208463, 333-208463-01 and 333-208463-02) filed with the Securities and Exchange Commission on December 10, 2015 (as amended by pre-effective amendment no. 1 on February 25, 2016 and declared effective on March 18, 2016) (collectively, the "Registration Statement").

The public offering of the Series 2016-C Offered Notes terminated on October 27, 2016 upon the sale of all of the Series 2016-C Offered Notes.  The depositor retained all of the Series 2016-C Retained Notes.  No underwriting discount was paid to the underwriters with respect to the Series 2016-C Retained Notes. The underwriters of the Series 2016-C Class A Notes were J.P. Morgan Securities LLC, MUFG Securities Americas Inc., Mizuho Securities USA Inc., CIBC World Markets Corp., Fifth Third Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC. The price to the public of the Series 2016-C Class A Notes was $349,961,605 (or 99.98903%). The underwriters of the Series 2016-C Class M Notes were J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Mizuho Securities USA Inc. The price to the public of the Series 2016-C Class M Notes was $21,873,856 (or 99.99477%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2016-C Offered Notes with respect to underwriting commissions and discounts was $1,323,438.  After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Issuer before expenses for the Series 2016-C Offered Notes are $370,512,023.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds of the Issuer, after deduction of expenses, are reasonably estimated to be $370,062,023 total proceeds.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to WFN Credit Company, LLC, after deducting the underwriting commissions and discounts, and expenses above, were used to reduce the amount outstanding with respect to existing series of notes that are variable interests and for general corporate purposes.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Series 2016-C Indenture Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:   /s/ Michael Blackham
Name:  Michael Blackham
Title:  Treasurer

Dated: November 4, 2016

 EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 4.1	Series 2016-C Indenture Supplement